MILLENNIUM INDIA ACQUISITION COMPANY ANNOUNCES RESULTS FOR ITS PRINCIPAL INVESTMENT –  SMC GLOBAL –

FOR THE YEAR ENDED

MARCH 31, 2012

New York – July 5, 2012 – Millennium India Acquisition Company, Inc. (“Millennium”) [NASDAQ: SMCG], a closed-end investment fund focused on emerging market leaders within the fast-growing Indian economy, today announced audited GAAP results for its principal investment – SMC Global. On a GAAP basis for the fiscal year ended March 31, 2012, SMC Global had total revenues of approximately $ 56.74 million (Rs. 2,887.44 million) and Net Loss of approximately  $ 1.09 million (Rs. 55.28 million). For the fiscal year ended March 31, 2011, SMC Global previously announced total revenues of approximately Rs. 2,962.60 million and Net Loss of approximately Rs. 199.47 million.

SMC Global is one of India’s leading financial services companies, offering retail and institutional brokerage, equity and commodity research, equity, commodity, currency and derivative arbitrage and trading, on-line trading services, investment banking, custodial services, clearing services, and distribution of mutual funds, IPOs and insurance products, and wealth management services.

SMC Global publishes its financial information in Indian Rupees. All translations from Indian Rupees to U.S. dollars are made on the basis of an exchange rate of Rs. 50.89 = U.S.$1.00 as of March 31, 2012, and are made solely for the convenience of the reader.

Subhash Chand Aggarwal, Chairman of SMC Global, said “The global growth environment has remained challenging due to the Eurozone sovereign debt crisis, volatile oil prices and fragile growth in most countries. Though India’s GDP growth during the fiscal year 2011-12 was one of the highest  in the world there are, however, concerns about the state of the economy. Inflation has moderated but remains above tolerance levels and growth has slowed perceptibly. The high twin deficits namely current account deficit and fiscal deficit, combined with elevated inflation, pose dampeners to growth. In this milieu, India’s GDP growth has slowed to 6.5% after growing at more than 8% during the preceding 2010-11.”

“Against the backdrop of a challenging market environment, we have performed reasonably well, with only a slight reduction in top line. SMC has also implemented a firm-wide cost rationalization program, with cost reduction across the verticals, improving operational efficiencies and adopting low cost revenue models where possible. As a result, the Group has steadily improved bottomline performance.”

“SMC has been recognized by customers, media and exchanges for excellence on various parameters. Recently, SMC Global was recognized as India’s Best Currency Broker for the second consecutive year (Source: UTV Bloomberg Financial Leadership awards 2012), and the prestigious award was conferred to SMC by the Honorable Finance Minister of India, Mr. Pranab Mukherjee.”

“SMC is has successfully built itself to become one of the largest diversified retail financial services platforms in India. While our strategic expansion has had a short-term impact on profitability, we believe that over the medium to long term, it positions us for greater growth and return to profitability.”

Growth of new products and services:

Distribution of insurance products:

SMC Insurance is today recognized as one of the leading retail distributors of life and general insurance products in India. In the general insurance category, in fiscal 2011-12, SMC sold over 200,000 policies, and in the Life Insurance category SMC added approximately 11,000 new customers, capable of generating recurring renewal business. In Honda Assure – the exclusive relationship between Honda Siel Cars India and SMC Insurance,  over 98,000 car policies were sold to customers from over 100 retail outlets of Honda Cars in fiscal 2011-12. Tapping into the potential of reaching a vast base of new retail customers across India, SMC Insurance launched a cutting edge portal (www.smcinsurance.com) to offer customers life and general insurance products online.

Wealth Management Services:

In July 2009, after obtaining all necessary regulatory and other approvals and licenses, SMC launched the wealth management business now known as SMC Investments and Advisors Limited (formerly known as Sanlam Investments and Advisors India Limited), to take advantage of growth opportunities in India. In a short period of about three years, SMC Investments and Advisors Limited in India has grown assets under management and administration to approximately Rs. 3,321 million ($ 65.26 million) as of March 31 2012 despite challenging market conditions. SMC  has set up a world-class wealth management platform with four major wealth hubs in New Delhi, Mumbai, Kolkata and Bangalore, from which wealth management products and services are offered throughout India. SMC has over 35 experienced wealth management professionals dedicated to supporting our wealth management platform.

Investment Banking:

SMC Capitals, SMC’s investment banking vertical,  further consolidated its position in the Investment Banking business, despite a difficult deal environment in India. Recently, SMC Capitals acted as the sole financial advisor to VRL Logistics Ltd. to raise Rs 1,750 million ($ 34.39 million) for the Company’s maiden round of Private Equity funding from New Silk Route PE. SMC Capitals, as a Lead Manager has been ranked 9th in the Prime League table for the Public Debt Issuances (source: Prime Database). The aggregate fund raising from these public offerings was approximately Rs. 33,220 million ($ 652.78 million).

F. Jacob Cherian, Chairman and CEO of MIAC added, “Global market condition remained extremely challenging this year, with the US ratings downgrade and European sovereign debt fears gripping markets throughout the world. Global growth slowed as well, which added to investor concerns. Despite this, SMC has made significant strides over the last several years and built itself as one of India’s largest and most respected retail financial services platforms. SMC maintained its market postion in India, with revenues mainly steady, though factoring in the significant depreciation of the Indian rupee this year, USD results were impacted further. We were pleased that this year SMC was awarded India’s “Best Currency Broker of the Year” (Bloomberg UTV Financial Leadership Awards 2012), for the second year in a row. This is in addition to being awarded India’s Best Equity Broking House 2010 and Largest Distribution Network 2010 (awarded by Dun & Bradstreet and Bombay Stock Exchange).  These awards collectively testify to the quality, strength and scale of the SMC franchise that has been built by its experienced management team. Today, SMC has become a reliable and trustworthy financial brand in India, providing diverse financial products and services to over 725,000 satisfied customers”

About SMC Global

Headquartered in New Delhi, SMC Global is a full service financial services firm. Its products and services include institutional and retail brokerage, equity and commodity research, equity, commodity and derivative arbitrage and trading, on-line trading services, investment banking, custodial services, clearing services, and distribution of mutual funds, IPOs and insurance products, and wealth management services. For the year ended March 31, 2012, SMC was one of the most active trading firms in India, averaging over 325,000+ trades per day. SMC continues to grow, and has one of the largest retail investor networks in India today, serving the needs of over 725,000 investors presently. SMC has a significant retail distribution footprint, with over 2,450 locations across India, as of March 31, 2012. Currently, SMC has approximately 3,000+ employees and a retail distribution network of more than 16,500 independent financial advisors, in 500 cities across India. More information regarding the SMC can be found at www.smcindiaonline.com

About Millennium India Acquisition Company Inc.

MIAC’s principal asset is its ownership of a 14.5% equity interest in SMC Global. As previously released on June 2, 2011, SMC and Sanlam have entered into definitive agreements where Sanlam has increased its stake in SMC Global on 30th November 2011 to a total of approximately 8.36%. Pursuant to completetion of these agreements, MIAC’s equity interest in SMC Global is approximately 14.03% now. More information regarding Millennium India Acquisition Company Inc. can be found at www.milcapital.com

About Sanlam Group

The Sanlam Group, established in 1918, is one of the leading financial services group in South Africa, with total assets under management and administration of approximately $50.7 billion.

Apart from South Africa, Sanlam Group has offices and businesses elsewhere in Africa in Botswana, Zambia, Ghana, Tanzania, Kenya, Nigeria and Namibia as well as in the U.K., New York, Switzerland, Luxembourg, Dublin, India and Australia. The group employs about 11,000 people, excluding advisors, across these countries.

Sanlam Group offers its financial services under four business clusters – retail, investments, short-term insurance and corporate. The Group also provides risk management and structured product solutions and associated capital market activities for the South African Savings Industry, Public Sector Enterprises and Corporates. The Group also invests in independent entities and intermediary businesses in the financial services industry.

Sanlam Investments, the investment arm of Sanlam Group, comprises 14 specialised investment management businesses each of which is a leader in its area. Key businesses include, Sanlam Investment Management, which is the Group’s asset manager, Sanlam Collective Investments, which is the Group’s unit trust business and Sanlam Private Investments, the private client business.

Sanlam Private Investments (SPI), is the private client portfolio management and stock broking business in the Group. The Company offers asset management and a wide range of investment services to affluent individuals and other entities with investable assets of more than ZAR 1 million. SPI is a member of both the JSE Securities Exchange and the South Africa Futures Exchange. It provides a wide range of investment services, including domestic and offshore investment portfolios, stock broking and allied services. Specialized investment services like warrants and financial derivative trading and capital guaranteed products, London property products and lending against security of share portfolios are also offered.

SPI also partners with Pictet & Cie, a leading private bank in Switzerland, for exclusive services to Sanlam clients into Swiss investments and private banking services. Pictet has over 500 investment professionals and assets under management in excess of $300 billion. Sanlam also has a majority interest in Principal Investment Holdings U.K., and manages private client assets over $2 billion.

Sanlam Collective Investments (SCI) was established in 1967 as a full Sanlam subsidiary. SCI manages funds of about $6 billion on behalf of more than 200,000 investors. Other renowned financial services companies have also partnered with SCI to offer third party funds. In these cases, the third party funds are distributed and promoted by the respective financial services companies, whereas SCI is responsible for the client administration and compliance. SCI, together with Sanlam Investment Management's research personnel utilizes the latest technology to place investors' savings with investment companies of only the highest standing. A range of retail funds are offered to suit different investment needs. This range offers competitive yields, security and value for money to the clients.

More information regarding Sanlam Group can be found at www.sanlam.co.za/eng.

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Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Federal securities laws about MIAC and SMC Global. Statements in this press release that are not statements of historical or current fact constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of MIAC to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes", "belief," "expects," 'intends," "anticipates," "plans," or similar terms to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in MIAC's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Additionally, any information of SMC Global is provided by SMC Global and any financial information of SMC Global is prepared by SMC Global and derived from financial statements prepared in accordance with U.S. generally accepted accounting principles. Such financial information does not conform to the requirements of Regulation S-X under the Securities Act of 1933, as amended. Statements included in this press release are based upon information known to MIAC as of the date of this press release, and MIAC assumes no obligation to update or alter our forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.